Investment Summary for Wuhan Kingold Jewelry Co. Ltd. (“Kingold”)

September 2009

Prepared by Baytree Capital Associates, Inc

EXHIBIT  99.1

Investing in China’s Leading 24-K Gold Jewelry Manufacturer

The Kingold Opportunity

Investment Summary

1.

Demand for gold jewelry in China is expanding rapidly due to an increasingly affluent urban middle class which is expected to grow from 87 million in 2005 to 317 million by 2015

2.

Since free market reforms in 1978, China’s GDP has grown by 9.9% a year, the fastest
growth of any major economy in the world.   This strong growth is set to continue despite the
worldwide economic slowdown due to China’s large economic stimulus plan and the growth of domestic consumption

3.

Kingold is led by a seasoned management team with extensive relevant industry experience and is China’s leading 24-K gold jewelry manufacturer

4.

Kingold is focused on supplying China’s rapidly expanding middle class with high quality well designed 24-K gold jewelry; the Chinese jewelry market is highly fragmented and Kingold is well positioned to continue its rapid growth and market share gains

5.

The pre-money valuation of Kingold of $36.5 million is close to book value of $28.1 million and represents a significant discount to public comparables

6.

Kingold recently raised $9.4 million at a $46.8 million pre-money valuation from a group of local institutional investors, a significant premium to the valuation of this current round

6.

Simultaneous to closing, Kingold will be taken public in the U.S. via a reverse merger, thereby providing a path to liquidity for investors

Kingold is China’s leading 24-K gold jewelry manufacturer and investing in Kingold is a way to participate in the rapid growth of China’s middle class

The gold jewelry market in China is one of the fastest growing in the world and China is now both the world’s second largest gold jewelry manufacturer and consumer

Gold consumption in China is largely driven by the demand for gold jewelry, which accounts for 92%
of the country’s gold consumption

Jewelry sales in China more than quadrupled between 1993 and 2008 and demand is expected to continue its rapid growth that is attributable to the rise disposable incomes of the country’s rapidly expanding middle class

Kingold Investment
Details: Outstanding
Value

Kingold Investment
Thesis: An
Opportunity to
Participate in China’s
Rapidly Expanding
Middle Class

Jewelry Industry:
Strong Fundamentals
and Promising
Outlook

Kingold was founded in August 2002 and is centrally located in Wuhan City, the fourth largest city in
China; it is China’s leading designer and manufacturer of gold jewelry by volume and has almost doubled its market share from 2.15% in 2005 to 4.25%* in 2008

The company has a well regarded in-house design team that create as many as 900 new designs a month which are sold both directly to retailers and through major distributors across China; it is one of only 162 members of the Shanghai Gold Exchange and has received numerous industry awards

Sales have grown from $29 million in FY2006 to $110 million in FY 2008 (CAGR: ~56%) with net income growing from $1.3 million to $6.4 million over the same period; sales are projected to grow to $187 million in FY2009 and $244M in FY2010

Kingold is seeking an equity investment of $5M at a pre-money valuation of $36.5M; the funds will be used primarily for working capital to meet the growing demand for its products

The valuation represents 0.3x FY2008 sales (0.2x FY2009 projected sales) and 5.7x FY2008 net income (3.5 x FY2009 projected net income)

The investment will be made simultaneously to the reverse merger of Kingold into a fully reporting
U.S. public company, thereby creating a path to liquidity for investors post closing

As part of the listing, a new English speaking CFO and board of directors that will include a majority of independent directors will be appointed

Executive Summary

Sources: Gems and Jewelry Trade Association of China, Kingold

Investment Climate in China

China continues to grow faster than any other major economy in the world and rapid growth has resumed after a slowdown in early 2009 thanks to the PRC Government’s stimulus package

Chinese GDP
Growth – Outpaces
All Other Major
Economies

China is one of the fastest growing economies in the world - since free market reforms in 1978
China’s GDP has grown an average of 9.9% a year

China is the second largest economy in the world with GDP of 10.8 trillion (2007) when measured on a purchasing power parity basis

In 2007 China represented 11% of gross world product, according to the IMF

In the first quarter of 2009 China’s economy expanded by only 6.1%, the slowest pace in almost 10 years, but rapid growth resumed with 7.9% growth between April and June thanks to the PRC
Government's $585 billion stimulus package

Rapid Growth
Resumes After the
Recent Slowdown

Trading Economics, a global economics research organization, believes that China is on the way to recovery due to aggressive government stimulus measures and the fact that local banks and consumers are in good shape financially and being encouraged to lend and to spend

There is ample evidence to support this: YOY through March 2009 there was a 30% surge in urban fixed-asset investment and a jump in industrial output; local banks, with strong balance sheets and low levels of bad debt, are aggressively extending loans with M2 money supply growing at a record pace

China is boosting welfare spending by 29 percent and giving 20 billion Yuan ($3BN) in subsidies in
2009 to help rural residents buy televisions, fridges and other electrical appliances

China is rebalance its economy by improving welfare and health care to give Chinese the confidence to spend. In April 2009 the State Council issued an 850 billion Yuan ($120BN+) health-
care plan, including building at least one hospital in every county and expanding medical insurance coverage to 90 percent of the 1.3 billion population by 2011

In hundred million RMB
3500
3000
2500
2000
1500
1000
500
0
0.6
0.5
0.4
0.3
0.2
0.1
0

	1993	2000	2001	2002	2003	2004	2005	2006	2007	2010F	2020F
Sales Volume	421	890	965	1053	1100	1200	1400	1600	1700	2000	3000
Increased			8.40%	9.10%	4.40%	9.10%	16.70%	14.30%	6.30%	17.60%	50.00%

Investment Case for Gold Jewelry in China

Gold jewelry accounts for 92% of gold consumption in China

Year

2003

2004

2005

2006

2007

2008

2009E

2010E

Tons

201.1

224.1

241.4

244.7

302.2

329

411.2

518.1

Growth

11.40%

7.70%

1.40%

23.50%

8.90%

25.00%

26.00%

Sources: Gold Demand Trends, published by the World Gold Council, Gems & Jewelry Trade Association of China

Gold Consumption in the Chinese Jewelry Market

Jewelry Sales in China (tons) Since 1993 and Forecast Through 2020

Demand for gold jewelry in China looks set to remain strong

Annual per capita disposable incomes in China have grown from $51 in 1978 to
$2,321 in 2008 (+4,495%) in urban areas and from $20 in 1978 to $700 in 2008 in rural areas (+3,490%)

Rising Disposable
Incomes

Factors Driving Demand for Gold Jewelry in China

China’s urban population as a percentage of the total population increased from
17.9% in 1978 to 43% in 2005 and is projected to reach 60% by 2020, driving consumer spending in urban areas

Over 78% of China’s retail sales in 2005 took place in urban areas

Rapid Urbanization

Growing Middle
Class

The middle class is expected to grow from 87 million in 2005 to 317 million by 2015 and is expected to constitute 76% of total population by 2025

Cultural Traditions

Gold jewelry plays an important role in China in both marriage ceremonies, births and other major family events

China’s Baby Boom

The latest baby boom in China (1978-1988) saw the growth of newborns rising from
18 million to 25 million a year (it is currently around 20 million); these baby boomers are now entering marriage and child bearing age

Currently over 10 million couples get married every year in China

Sources: National Bureau of Statistics of China , McKinsey & Company, All China Marketing Research

Revenue (In $'mm)

$53.0
$243.9

DCF Valuation Summary ($'mm)

	Downside	Mgmt	Upside
Revenue CAGR (3)	*24.2%*	*32.3%*	*32.6%*
DCF Enterprise Value	$52.4	$79.6	$86.2
Equity Value(1)	$52.6	$79.9	$86.5
Book Value	$28.1	$28.1	$28.1

Post-deal Key Financial Statistics(2)

	Downside	Mgmt	Upside
Price / Earnings	*8.3x*	*12.6x*	*13.6x*
Price / Sales	*0.5x*	*0.7x*	*0.8x*
Price / Book	*1.9x*	*2.8x*	*3.1x*
EV / EBITDA	*4.6x*	*7.0x*	*7.6x*

Net Income (In $'mm)

$14.7
$4.5
Net Income
Margin

EBITDA (In $'mm)

$22.7
$16.7
$13.4
$11.3
EBITDA
Margin

Company Financials – Snapshot and DCF Valuation

(1)

Assumes net cash of $300K as of 12/31/2008, WACC of 25% , TV growth of 3%/5%/7% under each of the three scenarios

(2)

Trading statistics based on 2008 audited financial statements

(3)

Revenue growth assumptions over projection period (2009-2013) are as follows: Downside case: assumes 5% annual increase in production volume; Management case: provided by management; Upside case: Management case with 5% annual increase in processing fee/unit

Kingold Public Comparables Analysis

($ in millions, except per share data)

Company Name	Market Cap	TEV	Last Twelve Months: TEV/LTM Total Rev	TEV/LTM EBITDA	TEV/LTM EBIT	P/Diluted EPS	Next Twelve Months: TEV/ NTM Total Rev	TEV/NTM EBITDA	P/NTM EPS
Pranda Jewelry Public Co. Ltd. (SET:PRANDA)	$ 53.3	$ 61.8	0.6x	6.8x	8.9x	37.6x	NA	NA	NA
Poh Kong Holdings Bhd (KLSE:POHKONG)	$ 46.3	$ 96.8	0.6x	6.4x	7.4x	6.4x	NA	NA	5.4x
TSE Sui Luen Jewellery International Ltd. (SEHK:417)	$ 58.3	$ 62.6	0.2x	2.7x	3.6x	4.3x	NA	NA	NA
Renaissance Jewellery Ltd. (BSE:532923)	$ 16.7	NA	NM	NM	NM	3.5x	NA	NA	NA
Noble Jewelry Holdings Limited (SEHK:475)	$ 16.1	$ 35.0	0.4x	49.6x	NM	94.0x	NA	NA	NA
		High	0.6x	49.6x	8.9x	94.0x	NA	NA	5.4x
		Low	0.2x	2.7x	3.6x	3.5x	NA	NA	5.4x
		Mean	0.5x	16.4x	6.6x	29.2x	NA	NA	5.4x
		Median	0.5x	6.6x	7.4x	6.4x	NA	NA	5.4x
Wuhan Kingold Jewelry Co. Ltd.	NA	$ 36.5	0.2x	3.0x	3.3x	NA	0.2x	2.4x	NA

Public Comparables

Source: Capital IQ and company financial information

Kingold valuation is significantly below that of its peers